UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/17/2012

NewMarket Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  1-32190

Virginia	20-0812170
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

330 South Fourth Street, Richmond, VA 23219
(Address of principal executive offices, including zip code)

804-788-5000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 17, 2012, NewMarket Corporation (the "Company") announced the intention of C.S. Warren Huang, President of Afton Chemical Corporation ("Afton Chemical"), to retire on April 1, 2013. The Company also announced that Robert A. Shama would succeed Dr. Huang as President of Afton Chemical, effective January 1, 2013. At such time Dr. Huang will assume a senior advisory role until his retirement.

Mr. Shama, age 52, has over 32 years of chemical industry experience, including 21 years with Afton Chemical. He was named Afton Chemical's Senior Vice President, North America and Chief Marketing Officer in March 2011, having served as Afton Chemical's Vice President, North America since March 2001.

On July 17, 2012, the Company issued a press release announcing Dr. Huang's retirement. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Company issued a second press release announcing Mr. Shama's appointment. A copy of this press release is attached as Exhibit 99.2 and is incorporated herein by reference.

Item 8.01.    Other Events

On July 17, 2012, the Company issued a press release reporting that (i) the Company's Board of Directors had declared a dividend of 75.0 cents per share of the Company's common stock, payable October 1, 2012 to the Company's shareholders of record as of September 17, 2012, and (ii) its Board of Directors had authorized the repurchase of up to $250 million of the Company's outstanding common stock until December 31, 2014. A copy of this press release is attached hereto as Exhibit 99.3 and incorporated herein by reference.

On July 18, 2012, Afton Chemical, a wholly owned subsidiary of the Company, issued a press release reporting plans to construct a manufacturing facility on Jurong Island, Singapore. A copy of this press release is attached hereto as Exhibit 99.4 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

   99.1        Press Release regarding Dr. Huang's retirement, issued by the Company on July 17, 2012.

   99.2        Press Release regarding Mr. Shama's appointment, issued by the Company on July 17, 2012.

   99.3        Press Release regarding the quarterly dividend and new repurchase program, issued by the Company on July 17, 2012.

   99.4        Press Release regarding new manufacturing facility in Singapore, issued by Afton Chemical Corporation, a wholly owned subsidiary of the Company, on July 18, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NewMarket Corporation

Date: July 19, 2012	By:	/s/ David A. Fiorenza
David A. Fiorenza
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release regarding Dr. Huang's retirement, issued by the Company on July 17, 2012.
EX-99.2	Press Release regarding Mr. Shama's appointment, issued by the Company on July 17, 2012.
EX-99.3	Press Release regarding the quarterly dividend and new repurchase program, issued by the Company on July 17, 2012.
EX-99.4	Press Release regarding new manufacturing facility in Singapore, issued by Afton Chemical Corporation, a wholly owned subsidiary of the Company, on July 18, 2012